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                                  Exhibit 23.3

                        Consent of Independent Auditors


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Buckeye Technologies Inc. of our report dated March 10, 1997, except for Note 17 which is as of August 31, 1997, relating to the financial statements of Merfin International Inc. which appears in such Prospectus. We also consent to the reference to our firm under the caption "Experts" in such Prospectus.


                                     PRICEWATERHOUSECOOPERS

July 15, 1998
Surrey, B.C., Canada